PROSPECTUS SUPPLEMENT
                             Dated November 21, 2006

                          Supplement to the Prospectus
                               Dated June 30, 2003

                                Visionary Choice
                   Flexible Premium Deferred Variable Annuity
                                       And
                                    Visionary
                   Flexible Premium Deferred Variable Annuity

                                    Issued by
                  Indianapolis Life Insurance Company ("ILICO")
                                     through
                            ILICO Separate Account 1


         On November 15, 2006, AmerUs Group Co. ("AmerUs"), the parent of Indianapolis Life Insurance Company ("ILICO"), was acquired by Aviva plc ("Aviva"). With the completion of the acquisition, AmerUs and Aviva's U.S. operations will be combined and the business will operate under the name of Aviva, headquartered in Des Moines, Iowa.

         Following the acquisition, ILICO will continue in its present role as the issuer of the Visionary and Visionary Choice variable annuity contracts (the "Contracts"). All of your rights and benefits under the Contracts and ILICO's obligations under the Contracts will remain unchanged. The acquisition will not result in any costs or increased expenses to you, the Contract Owner.

         Aviva is the world's fifth largest insurance group and the United Kingdom's largest insurance services provider, and is one of the leading providers of life and pension products in Europe, with substantial positions in other markets around the world. Aviva's principal business activities are life insurance and long-term savings, investment management and general insurance, with premium income and investment sales from continuing operations of (pound)35 billion and (pound)317 billion of assets under management as of December 31, 2005. Aviva has approximately 59,000 employees serving 30 million customers worldwide.

         Please read this supplement and your Prospectus carefully and keep them together for future reference.